Exhibit (a)(1)(C)
1 Required forALL ChangesImportant: Please useBLOCK letters.Note: Account numbermay be found onstatement.Registration Name(s) on AccountName of Account OwnerSocial Security Number (or) Tax Identification NumberAccount NumberName of Joint Account Owner (if applicable)Social Security Number (or) Tax Identification NumberName of Trust or Business Entity (Does not apply to IRA accounts)Name of Custodian or TrusteeCustodian/Trust/Business Entity Tax ID#I/We, the undersigned, hereby request that any Letter of Transmittal received or dated prior to the date of this notice be withdrawn. I/We do not wish to haveany shares purchased in the tender offer to purchase up to 1,935,484 shares of the common stock, par value $0.01 per share, of American Realty Capital NewYork City REIT, Inc. for cash at a purchase price equal to $15.50 per share, which expires (unless extended) on March 6, 2018 (the “Tender Offer”). I/We understandthat if we subsequently elect to participate in the Tender Offer for the accounts listed here we will be required to complete and submit a new Letter ofTransmittal.2 Required SignaturesRequired Signatures – All Investors or Authorized Representative(s)Owner/Authorized Person’s Signature _______________________________________ Date (mm/dd/yyyy) _______________Co-Owner/Trustee/Custodian’s Signature (if applicable) __________________________ Date (mm/dd/yyyy) _______________Owner/Authorized Person’s Signature _______________________________________ Date (mm/dd/yyyy) _______________Important – When completed, please send to:American Realty Capital New York City REIT, Inc.c/o DST Systems, Inc.,430 W. 7th Street,Kansas City, MO 64105-1407Phone Number - 866-902-0063THIS NOTICE OF WITHDRAWAL HAS TO BE RECEIVED BEFORE 11:59 P.M. EASTERN ON MARCH 6, 2018 TO BE VALID.AFTER THE DUE DATE NO TENDERS MAY BE WITHDRAWN.American Realty Capital New York City REIT, Inc.TENDER OFFER NOTICE OF WITHDRAWALImportant – When completed, please send to:AMERICAN REALTY CAPITAL NEW YORK CITY REIT, INC.C/O DST SYSTEMS, INC.,430 W. 7TH STREET,KANSAS CITY, MO 64105-1407American Realty CapitalNew York City REIT